Exhibit 99.2 F&G Annuities & Life, Inc. ("F&G" or "the Company") (NYSE: FG) Financial Supplement December 31, 2022 (Year Ended December 31) The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Non-GAAP Financial Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. 1

Page A. Financial Highlights Consolidated Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Sales Results by Product . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Consolidated Statements of Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Reconciliation from Net Earnings to Adjusted Net Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Reconciliation from Net Earnings Per Diluted Share to Adjusted Net Earnings Per Diluted Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Adjusted Net Earnings Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Adjusted Net Earnings - Significant Income and Expense Items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted Return on Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Assets Under Management Rollforward and Average Assets Under Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Interest and Investment Income and Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Reconciliation of Return on Equity (ROE) to Adjusted ROE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Ratings Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 B. Product Summary GAAP Net Reserve Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Account Balance Rollforward . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Liability Characteristics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 C. Investment Summary Summary of Invested Assets by Asset Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Credit Quality of Fixed Maturity Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 D. Counterparty Risk Top 5 Reinsurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 E. Shareholder Information Common Stock Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Quarterly Cash Dividend History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Research Analyst Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 F. Non-GAAP Financial Measures Definitions 19 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 2

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Select Income Statement Data:							
Net earnings (loss)	$ (100)	$ 115	$ 230	$ 236	$ 121	$ 481	$ 865
Adjusted net earnings (a) (b)	138	12	112	83	142	345	551
Per Share Metrics:							
Net earnings per diluted share	(0.80)	0.92	2.15	2.25	1.15	4.18	8.24
Adjusted net earnings per diluted share (a) (b)	1.10	0.10	1.05	0.79	1.35	3.00	5.25
Book value per share	14.41	13.40	19.95	31.24	42.71	14.41	42.71
Book value per share, excluding AOCI (a)	36.66	37.93	36.99	38.01	35.72	36.66	35.72
Weighted-average diluted shares outstanding (in millions)	125	125	107	105	105	115	105
Common shares outstanding (in millions)	126	125	125	105	105	126	105
Select Metrics:							
Return on average equity	17.5 %	21.3 %	25.2 %	19.9 %	20.4 %	17.5 %	20.4 %
Return on average equity, excluding AOCI (a)	11.1 %	16.9 %	24.9 %	22.8 %	25.9 %	11.1 %	25.9 %
Adjusted return on average equity, excluding AOCI (a) (b)	7.9 %	8.4 %	12.9 %	15.1 %	16.5 %	7.9 %	16.5 %
Average assets under management ("AAUM") (a)	$ 42,605	$ 41,081	$ 39,306	$ 37,459	$ 35,699	$ 40,069	$ 31,938
Assets under management ("AUM") (a)	$ 43,568	$ 41,988	$ 40,322	$ 38,601	$ 36,494	$ 43,568	$ 36,494
Adjusted return on assets (a) (b)	0.86 %	0.70 %	1.02 %	0.89 %	1.73 %	0.86 %	1.73 %
Sales (a)							
Fixed indexed annuities ("FIA")	$ 1,365	$ 1,109	$ 1,114	$ 962	$ 1,055	$ 4,550	$ 4,310
Fixed rate annuities ("MYGA")	1,076	1,108	1,087	473	301	3,744	1,738
Total annuity	2,441	2,217	2,201	1,435	1,356	8,294	6,048
Indexed universal life ("IUL")	35	36	29	27	28	127	87
Funding agreements ("FABN/FHLB")	—	—	843	600	35	1,443	2,310
Pension risk transfer ("PRT")	243	620	—	527	776	1,390	1,147
Gross Sales	2,719	2,873	3,073	2,589	2,195	11,254	9,592
Sales attributable to flow reinsurance to third parties	(808)	(660)	(544)	(236)	(151)	(2,248)	(869)
Net Sales	$ 1,911	$ 2,213	$ 2,529	$ 2,353	$ 2,044	$ 9,006	$ 8,723

(a) Refer to "Non-GAAP Financial Measures Definitions"

(b) Effective as of September 30, 2022, presentations of adjusted net earnings and adjusted return on assets does not include the alternative investment yield adjustment to normalize alternative investment portfolio returns. Prior periods are presented on a comparable basis to reflect the new definition of adjusted net earnings.

3

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Consolidated Balance Sheets

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Assets:					
Investments:					
Fixed maturity securities available for sale, at fair value, (amortized cost of $35,723), net of allowance for credit losses of $31 at December 31, 2022	$ 31,218	$ 29,359	$ 28,398	$ 29,478	$ 29,962
Preferred securities, at fair value	722	812	839	934	1,028
Equity securities, at fair value	101	110	119	139	143
Derivative investments	244	108	145	487	816
Mortgage loans, net of allowance for credit losses of $42 at December 31, 2022	4,554	4,533	4,437	4,217	3,749
Investments in unconsolidated affiliates	2,427	2,789	2,668	2,696	2,350
Other long-term investments	565	537	528	510	489
Short-term investments	1,556	42	823	387	373
Total investments	$ 41,387	$ 38,290	$ 37,957	$ 38,848	$ 38,910
Cash and cash equivalents	960	1,384	992	1,168	1,533
Trade and notes receivables	3	2	3	3	3
Reinsurance recoverable, net of allowance for credit losses of $10 at December 31, 2022	5,587	4,806	4,215	3,801	3,610
Goodwill	1,756	1,756	1,756	1,756	1,756
Prepaid expenses and other assets	917	851	1,000	625	613
Lease assets	8	8	9	9	8
Other intangible assets, net	3,652	3,438	3,143	2,699	2,234
Property and equipment, net	13	13	14	14	13
Income taxes receivable	28	49	64	46	50
Deferred tax asset, net	764	713	473	142	—
Total assets	$ 55,075	$ 51,310	$ 49,626	$ 49,111	$ 48,730
Liabilities and Equity:					
Contractholder funds	$ 41,233	$ 39,127	$ 37,707	$ 36,237	$ 35,525
Future policy benefits	5,923	5,734	5,177	5,217	4,732
Accounts payable and accrued liabilities	1,273	1,289	1,384	1,536	1,297
Income taxes payable	—	—	—	—	—
Deferred tax liability, net	—	—	—	—	24
Notes payable	1,114	571	573	975	977
Funds withheld for reinsurance liabilities	3,703	2,900	2,277	1,852	1,676
Lease liabilities	13	14	14	14	14
Total liabilities	$ 53,259	$ 49,635	$ 47,132	$ 45,831	$ 44,245
Equity:					
F&G common stock $0.001 par value; authorized 500,000,000 shares as of December 31, 2022; outstanding and issued shares of 126,409,904 as of December 31, 2022	—	—	—	—	—
Additional paid-in-capital	3,162	3,159	3,156	2,753	2,750
Retained earnings	1,457	1,582	1,468	1,238	1,001
Accumulated other comprehensive (loss) income ("AOCI")	(2,803)	(3,066)	(2,130)	(711)	734
Total equity	$ 1,816	$ 1,675	$ 2,494	$ 3,280	$ 4,485
Total liabilities and equity	$ 55,075	$ 51,310	$ 49,626	$ 49,111	$ 48,730

4

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Consolidated Statements of Earnings

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues:							
Life insurance premiums and other fees	$ 331	$ 702	$ 68	$ 594	$ 838	$ 1,695	$ 1,395
Interest and investment income	439	340	425	451	511	1,655	1,852
Recognized gains and losses, net	(147)	(140)	(426)	(297)	345	(1,010)	715
Total revenues	623	902	67	748	1,694	2,340	3,962
Benefits and expenses:							
Benefits and other changes in policy reserves	743	592	(418)	208	1,404	1,125	2,138
Personnel costs	47	46	34	30	36	157	129
Other operating expenses	25	28	31	18	29	102	105
Depreciation and amortization	(22)	87	121	143	65	329	484
Interest expense	6	6	9	8	8	29	29
Total benefits and expenses	799	759	(223)	407	1,542	1,742	2,885
Pre-tax earnings (loss)	(176)	143	290	341	152	598	1,077
Income tax expense (benefit)	(76)	28	60	105	31	117	220
Net earnings (loss) from continuing operations	(100)	115	230	236	121	481	857
Earnings from discontinued operations, net of tax	—	—	—	—	—	—	8
Net earnings (loss)	$ (100)	$ 115	$ 230	$ 236	$ 121	$ 481	$ 865
Net earnings (loss) per common share:							
Basic (millions)	$ (0.80)	$ 0.92	$ 2.15	$ 2.25	$ 1.15	$ 4.18	$ 8.24
Diluted (millions)	$ (0.80)	$ 0.92	$ 2.15	$ 2.25	$ 1.15	$ 4.18	$ 8.24
Weighted average common shares used in computing net earnings (loss) per common share:							
Basic (millions)	125	125	107	105	105	115	105
Diluted (millions)	125	125	107	105	105	115	105

5

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Reconciliation from Net Earnings to Adjusted Net Earnings (a) (b)

The table below provides a comparison of adjusted net earnings by quarter and year to date (Refer to "Non-GAAP Financial Measures Definitions"). The three months ended periods beginning with September 30, 2022 and prior, as well as the year ended December 31, 2021 (i.e., the periods prior to the adjusted net earnings definition change), include the new definition of adjusted net earnings as compared to the prior definition.

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net earnings from continuing operations	$ (100)	$ 115	$ 230	$ 236	$ 121	$ 481	$ 857
Non-GAAP adjustments (a):							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	110	70	161	105	2	446	(56)
Change in allowance for expected credit losses	11	6	7	—	—	24	(5)
Change in fair value of reinsurance related embedded derivatives	5	(94)	(141)	(122)	(11)	(352)	(34)
Change in fair value of other derivatives and embedded derivatives	10	(7)	(4)	—	(5)	(1)	(14)
Recognized (gains) losses, net	136	(25)	23	(17)	(14)	117	(109)
Indexed product related derivatives	212	(148)	(198)	(220)	21	(354)	(146)
Purchase price amortization	5	5	5	6	6	21	26
Transaction costs and other non-recurring items (c)	2	4	4	—	—	10	(279)
Amortization of actuarial intangibles and SOP-03-1 reserve offset on non-GAAP adjustments	(81)	33	17	37	13	6	123
Income taxes on non-GAAP adjustments	(36)	28	31	41	(5)	64	79
Adjusted net earnings (a) (d)	$ 138	$ 12	$ 112	$ 83	$ 142	$ 345	$ 551
Adjusted net earnings under previous definition	N/A	105	128	82	90	N/A	361
Difference in adjusted net earnings to amounts under previous definition	N/A	$ (93)	$ (16)	$ 1	$ 52	N/A	$ 190

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 9.

(c) The year ended December 31, 2021 amount includes a one-time favorable adjustment to benefits and other changes in policy reserves and depreciation and amortization resulting from an actuarial system conversion at September 31, 2021, which reflects modeling enhancement and other refinements of $284 million.

(d) Effective as of September 30, 2022, presentations of adjusted net earnings and adjusted return on assets does not include the alternative investment yield adjustment to normalize alternative investment portfolio returns. Prior periods are presented on a comparable basis to reflect the new definition of adjusted net earnings.

6

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Reconciliation from Net Earnings Per Diluted Share to Adjusted Net Earnings Per Diluted Share (a) (b)

The table below provides a comparison of adjusted net earnings per diluted share by quarter and year to date (Refer to "Non-GAAP Financial Measures Definitions"). The three months ended periods beginning with September 30, 2022 and prior, as well as the year ended December 31, 2021 (i.e., the periods prior to the adjusted net earnings definition change), include the new definition of adjusted net earnings as compared to the prior definition.

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net earnings per diluted share from continuing operations	$ (0.80)	$ 0.92	$ 2.15	$ 2.25	$ 1.15	$ 4.18	$ 8.16
Non-GAAP adjustments (a):							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	$ 0.88	$ 0.56	$ 1.50	$ 1.00	$ 0.02	$ 3.88	$ (0.53)
Change in allowance for expected credit losses	0.09	0.05	0.07	—	—	0.21	(0.05)
Change in fair value of reinsurance related embedded derivatives	0.04	(0.75)	(1.32)	(1.16)	(0.10)	(3.06)	(0.32)
Change in fair value of other derivatives and embedded derivatives	0.08	(0.06)	(0.04)	—	(0.05)	(0.01)	(0.13)
Recognized (gains) losses, net	1.09	(0.20)	0.21	(0.16)	(0.13)	1.02	(1.03)
Indexed product related derivatives	1.69	(1.17)	(1.85)	(2.10)	0.20	(3.08)	(1.39)
Purchase price amortization	0.04	0.04	0.05	0.06	0.06	0.18	0.25
Transaction costs and other non-recurring items (c)	0.02	0.03	0.04	—	—	0.09	(2.66)
Amortization of actuarial intangibles and SOP-03-1 reserve offset on non-GAAP adjustments	(0.65)	0.26	0.16	0.35	0.12	0.05	1.17
Income taxes on non-GAAP adjustments	(0.29)	0.22	0.29	0.39	(0.05)	0.56	0.75
Adjusted net earnings per diluted share (a) (d)	$ 1.10	$ 0.10	$ 1.05	$ 0.79	$ 1.35	$ 3.00	$ 5.25
Adjusted net earnings under previous definition	N/A	0.84	1.20	0.78	0.86	N/A	3.44
Difference in adjusted net earnings to amounts under previous definition	N/A	$ (0.74)	$ (0.15)	$ 0.01	$ 0.49	N/A	$ 1.81

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 9.

(c) The year ended December 31, 2021 amount includes a one-time favorable adjustment to benefits and other changes in policy reserves and depreciation and amortization resulting from an actuarial system conversion at September 31, 2021, which reflects modeling enhancement and other refinements of $284 million.

(d) Effective as of September 30, 2022, presentations of adjusted net earnings and adjusted return on assets does not include the alternative investment yield adjustment to normalize alternative investment portfolio returns. Prior periods are presented on a comparable basis to reflect the new definition of adjusted net earnings.

7

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Adjusted Net Earnings Statement (a) (b)

The table below provides a comparison of adjusted net earnings by quarter and year to date (Refer to "Non-GAAP Financial Measures Definitions"). The three months ended periods beginning with September 30, 2022 and prior, as well as the year ended December 31, 2021 (i.e., the periods prior to the adjusted net earnings definition change), include the new definition of adjusted net earnings as compared to the prior definition.

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues:							
Life insurance premiums and other fees (c)	$ 333	$ 687	$ 87	$ 593	$ 840	$ 1,700	$ 1,397
Interest and investment income (d)	439	340	425	451	511	1,655	1,852
Recognized gains and losses, net (e)	—	—	—	—	—	—	—
Total revenues	772	1,027	512	1,044	1,351	3,355	3,249
Benefits and expenses:							
Benefits and other changes in policy reserves (c) (f)	541	902	223	777	1,028	2,443	2,039
Personnel costs	47	46	34	30	36	157	129
Other operating expenses (g)	22	24	28	18	29	92	100
Depreciation and amortization (h)	58	36	78	64	73	236	261
Interest expense	6	6	9	8	8	29	29
Total benefits and expenses	674	1,014	372	897	1,174	2,957	2,558
Pre-tax earnings	98	13	140	147	177	398	691
Income tax expense (benefit)	(40)	1	28	64	35	53	140
Adjusted net earnings (a)	$ 138	$ 12	$ 112	$ 83	$ 142	$ 345	$ 551
Adjusted net earnings under previous definition	N/A	105	128	82	90	N/A	361
Difference in adjusted net earnings to amounts under previous definition	N/A	$ (93)	$ (16)	$ 1	$ 52	N/A	$ 190
Adjusted net earnings per common share (a):							
Basic (millions)	$ 1.10	$ 0.10	$ 1.05	$ 0.79	$ 1.35	$ 3.00	$ 5.25
Diluted (millions)	$ 1.10	$ 0.10	$ 1.05	$ 0.79	$ 1.35	$ 3.00	$ 5.25
Weighted average common shares used in computing adjusted net earnings per common share:							
Basic (millions)	125	125	107	105	105	115	105
Diluted (millions)	125	125	107	105	105	115	105

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 9.

(c) Includes premiums from agreements related to our new PRT business beginning in the three months ended September 30, 2021.

(d) Refer to Interest and Investment Income and Yield on page 11

(e) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.

(f) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance, and changes in the SOP 03-1 reserve resulting from the adjustments above, as applicable. The year ended December 31, 2021 balance removes changes resulting from the implementation of a new actuarial valuation system at September 30, 2021.

(g) Other operating expenses have been adjusted to remove the effects of transaction costs.

(h) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, and DSI of the adjustments above, as applicable and purchase price amortization. The year ended December 31, 2021 balance removes changes resulting from the implementation of a new actuarial valuation system at September 30, 2021.

8

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Adjusted Net Earnings - Significant Income and Expense Items (a)

Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after actuarial intangibles and SOP 03-1 reserve offsets and taxes ($ and shares in table in millions).

	Significant Income and Expense Items Reflected in ANE	Alternatives Long-term Expected Return Not Reflected in ANE	Weighted Average Diluted Shares Outstanding
Three months ended			
December 31, 2022			
Adjusted net earnings of $138 million for the three months ended December 31, 2022 included a $34 million recognized gain from alternative investments, a $58 million one-time tax benefit from carryback of capital losses and $12 million from actuarial assumption updates and other items. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $91 million.	$104	$91	125
September 30, 2022			
Adjusted net earnings of $12 million for the three months ended September 30, 2022 included a $10 million recognized loss from alternative investments and $5 million of other net expense items. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $83 million.	$(15)	$83	125
June 30, 2022			
Adjusted net earnings of $112 million for the three months ended June 30, 2022 included a $38 million recognized gain from alternative investments, $30 million income from actuarial assumption updates and $6 million of CLO redemption gains and other income. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $54 million.	$74	$54	107
March 31, 2022			
Adjusted net earnings of $83 million for the three months ended March 31, 2022 included a $38 million recognized gain from alternative investments, $22 million income of CLO redemption gains and other income; partially offset by $38 million tax valuation allowance expense. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $37 million.	$22	$37	105
December 31, 2021			
Adjusted net earnings of $142 million for the three months ended December 31, 2021 included a $118 million recognized gain from alternative investments and $3 million income of CLO redemption gains and other income. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $66 million.	$121	$66	105
Year ended			
December 31, 2022			
Adjusted net earnings of $345 million for the twelve months ended December 31, 2022 included a $100 million recognized gain from alternative investments, $49 million income from actuarial assumption and reserves updates, $21 million of CLO redemption gains and other income, $20 million of net income tax benefits and $5 million of other net expense items. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $265 million.	$185	$265	115
December 31, 2021			
Adjusted net earnings of $551 million for the twelve months ended December 31, 2021 included a $359 million recognized gain from alternative investments, $46 million of CLO redemption gains and other income, $10 million income from net favorable mortality experience and other reserve changes, and $8 million income from actuarial intangibles unlocking. Alternative investments net investment income based on management's long-term expected return of approximately 10% was $169 million.	$423	$169	105

(a) Refer to Reconciliation from Net Earnings to Adjusted Net Earnings on page 6, Reconciliation from Net Earnings Per Diluted Share to Adjusted Net Earnings Per Diluted Share on page 7 and Adjusted Net Earnings Statement on page 8.

9

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Adjusted Return on Assets

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Interest and investment income	$ 439	$ 340	$ 425	$ 451	$ 511	$ 1,655	$ 1,852
Cost of funds	(264)	(250)	(201)	(240)	(261)	(955)	(906)
Product margin	175	90	224	211	250	700	946
Expenses (operating, interest & taxes)	(37)	(78)	(112)	(128)	(108)	(355)	(395)
Adjusted net earnings (a) (b)	$ 138	$ 12	$ 112	$ 83	$ 142	$ 345	$ 551

	Annualized year to date					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Portfolio earned yield (c)	4.13 %	4.13 %	4.57 %	4.82 %	5.80 %	4.13 %	5.80 %
Cost of funds (c)	(2.38)%	(2.35)%	(2.30)%	(2.57)%	(2.83)%	(2.38)%	(2.83)%
Product margin (c)	1.75 %	1.78 %	2.27 %	2.25 %	2.97 %	1.75 %	2.97 %
Expenses (operating, interest & taxes) (c)	(0.89)%	(1.08)%	(1.25)%	(1.36)%	(1.24)%	(0.89)%	(1.24)%
Adjusted return on assets (a) (b) (c)	0.86 %	0.70 %	1.02 %	0.89 %	1.73 %	0.86 %	1.73 %
AAUM YTD (a)	$ 40,069	$ 39,246	$ 38,351	$ 37,459	$ 31,938	$ 40,069	$ 31,938

Assets Under Management Rollforward and Average Assets Under Management

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
AUM at beginning of period (a)	$ 41,988	$ 40,322	$ 38,601	$ 36,494	$ 34,665	$ 36,494	$ 28,553
Net new business asset flows	1,868	2,177	2,271	2,223	2,050	8,539	8,393
Net flow reinsurance to third parties	(835)	(511)	(550)	(116)	(221)	(2,012)	(852)
Debt issuance (repayment) proceeds, net	547	—	—	—	—	547	400
AUM at end of period (a)	$ 43,568	$ 41,988	$ 40,322	$ 38,601	$ 36,494	$ 43,568	$ 36,494
AAUM (a)	$ 42,605	$ 41,081	$ 39,306	$ 37,459	$ 35,699	$ 40,069	$ 31,938

(a) Refer to "Non-GAAP Financial Measures Definitions"

(b) Effective September 30, 2022, presentations of adjusted net earnings and adjusted return on assets will no longer include the alternative investment yield adjustment to normalize alternative investment portfolio returns. Prior periods are presented on a comparable basis to reflect the new definition of adjusted net earnings.

(c) Calculated by dividing applicable annualized year-to-date amount by year-to-date AAUM.

(d) Yield on AAUM reflects significant income and expense items, such as alternative investment mark-to-market, gains on CLO redemptions and bond prepay income. See page 9 for further discussion of these items.

10

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Interest and Investment Income and Yield

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Interest and investment income	$ 439	$ 340	$ 425	$ 451	$ 511	$ 1,655	$ 1,852
AAUM (a)	42,605	41,081	39,306	37,459	35,699	40,069	31,938
Yield on AAUM (a)	4.12 %	3.31 %	4.33 %	4.82 %	5.73 %	4.13 %	5.80 %
Less: Alternative investment income (b)	52	(16)	90	130	192	256	629
Less: Variable investment income (c)	2	—	8	22	26	32	96
Fixed income and other net investment income (d)	$ 385	$ 356	$ 327	$ 299	$ 293	$ 1,367	$ 1,127
AAUM, excluding alternative investments	36,055	35,250	33,963	32,614	31,274	34,460	28,923
Yield on AAUM, excluding alternative investments	4.27 %	4.04 %	3.85 %	3.67 %	3.75 %	3.97 %	3.90 %

(a) Refer to" Non-GAAP Financial Measures Definitions"

(b) Includes interest and investment income from limited partnerships classified as investments in unconsolidated affiliates and whole loan and direct lending securitizations classified as asset backed securities.

(c) Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation prepayments and other miscellaneous investment income.

(d) Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments, net of investment expense and before offsets for actuarial intangibles and SOP 03-1 reserve offsets and taxes.

11

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI

	Three months ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Capitalization:					
Notes payable (aggregate principal amount) (b)	1,100	550	550	950	950
Total Equity	1,816	1,675	2,494	3,280	4,485
Total Capitalization (b)	2,916	2,225	3,044	4,230	5,435
Less: AOCI	(2,803)	(3,066)	(2,130)	(711)	734
Total Capitalization excluding AOCI (a) (b)	$ 5,719	$ 5,291	$ 5,174	$ 4,941	$ 4,701
Reconciliation of Total Equity to Total Equity excluding AOCI:					
Total Equity	1,816	1,675	2,494	3,280	4,485
Less: AOCI	(2,803)	(3,066)	(2,130)	(711)	734
Total Equity excluding AOCI (a)	$ 4,619	$ 4,741	$ 4,624	$ 3,991	$ 3,751
Debt-to-Capital Ratio:					
Total Debt to Capitalization, excluding AOCI (a) (b)	19.2 %	10.4 %	10.6 %	19.2 %	20.2 %

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Excludes $500 million Senior Notes issued January 13, 2023, not reflected on balance sheet as of December 31, 2022.

Reconciliation of Return on Equity (ROE) to Adjusted ROE

	Twelve months ended				
Reconciliation of the Twelve Month Rolling ROE to Adjusted ROE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Return on average equity	17.5 %	21.3 %	25.2 %	19.9 %	20.4 %
AOCI	(6.4)%	(4.3)%	(0.2)%	2.9 %	5.5 %
Return on average equity, excluding AOCI (a)	11.1 %	16.9 %	24.9 %	22.8 %	25.9 %
Aggregate adjustments to arrive at adjusted net earnings (b)	(3.1)%	(8.5)%	(12.0)%	(7.7)%	(9.4)%
Adjusted return on average equity, excluding AOCI (a)	7.9 %	8.4 %	12.9 %	15.1 %	16.5 %

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Refer to "Reconcilation from Net Earnings to Adjusted Net Earnings" on page 6 for further details on individual adjustments.
(c) Adjusted return on average equity, excluding AOCI, does not include the alternatives investment yield adjustment to normalize alternative investment portfolio returns.

12

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company & Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Ba2 Outlook Stable Stable Positive Senior Unsecured Notes (2028 maturity) (a) Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Ba1 Outlook Stable Stable Positive Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB- BBB- BBB Not Rated Outlook Positive Stable Stable Senior Unsecured Notes (2025 maturity) (b) BBB- BBB BBB Baa2 Outlook Positive Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A- A- A- Baa1 Outlook Positive Stable Stable Positive Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A- A- A- Not Rated Outlook Positive Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- Baa1 Outlook Stable Stable Positive F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable (a) Issuance by F&G Annuities & Life, Inc. on January 13, 2023 (b) Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 13

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

GAAP Net Reserve Summary

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Fixed indexed annuities	$ 24,813	$ 23,586	$ 23,168	$ 23,197	$ 23,370	$ 24,813	$ 23,370
Fixed rate annuities	5,640	5,611	5,263	4,805	4,681	5,640	4,681
Single premium immediate annuity and other	3,798	3,829	3,852	3,583	3,465	3,798	3,465
Indexed universal life	2,244	2,176	2,125	2,097	2,074	2,244	2,074
Funding agreements	2,613	2,613	2,608	2,305	1,904	2,613	1,904
Pension risk transfer	2,461	2,240	1,653	1,666	1,153	2,461	1,153
Total product reserves	$ 41,569	$ 40,055	$ 38,669	$ 37,653	$ 36,647	$ 41,569	$ 36,647

Annuity Account Balance Rollforward (a)

	Three months ended					Year ended	
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Annuity balances at beginning of period:	$ 29,514	$ 28,478	$ 27,331	$ 26,673	$ 25,662	$ 26,673	$ 22,992
Net deposits	1,661	1,598	1,673	1,073	1,321	6,005	5,287
Surrenders, withdrawals, deaths, etc.	(806)	(600)	(596)	(539)	(517)	(2,541)	(2,355)
Net flows	855	998	1,077	534	804	3,464	2,932
Premium and interest bonuses	23	19	21	22	23	85	82
Fixed interest credited and index credits	57	58	91	142	226	348	816
Guaranteed product rider fees	(46)	(39)	(42)	(40)	(42)	(167)	(149)
Account balance at end of period	$ 30,403	$ 29,514	$ 28,478	$ 27,331	$ 26,673	$ 30,403	$ 26,673

(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

14

Annuity Liability Characteristics Fixed Annuities Account Value Fixed Index Annuities Account Value SURRENDER CHARGE PERCENTAGES: December 31, 2022 No surrender charge $ 343 $ 2,545 0.0% < 2.0% 19 178 2.0% < 4.0% 38 1,042 4.0% < 6.0% 907 2,318 6.0% < 8.0% 1,595 4,034 8.0% < 10.0% 2,736 8,927 10.0% or greater — 5,721 $ 5,638 $ 24,765 Fixed Annuities Account Value Fixed Index Annuities Account Value CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL: December 31, 2022 No differential $ 514 $ 1,382 0.0% - 1.0% 604 1,149 1.0% - 2.0% 1,620 37 2.0% - 3.0% 2,146 66 3.0% - 4.0% 604 57 4.0% - 5.0% 150 5 Allocated to index strategies — 22,069 $ 5,638 $ 24,765 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 15

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2022
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	December 31, 2022			December 31, 2021		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:						
United States Government full faith and credit	$ 34	$ 32	— %	$ 50	$ 50	— %
United States Government sponsored entities	46	42	— %	74	74	— %
United States municipalities, states and territories	1,695	1,410	3 %	1,386	1,441	4 %
Foreign Governments	185	148	— %	197	205	1 %
Corporate securities:						
Finance, insurance and real estate	5,969	5,085	12 %	4,881	5,109	13 %
Manufacturing, construction and mining	896	737	2 %	880	932	2 %
Utilities, energy and related sectors	2,915	2,275	6 %	2,881	2,987	8 %
Wholesale/retail trade	2,535	2,008	5 %	2,503	2,627	7 %
Services, media and other	3,564	2,794	7 %	3,227	3,349	8 %
Hybrid securities	781	705	2 %	812	881	2 %
Non-agency residential mortgage-backed securities	1,585	1,479	4 %	648	648	2 %
Commercial mortgage-backed securities	3,309	3,036	7 %	2,669	2,964	7 %
Asset-backed securities	7,749	7,245	18 %	4,514	4,550	12 %
CLO securities	4,460	4,222	10 %	4,002	4,145	11 %
Total fixed maturity securities, available for sale	$ 35,723	$ 31,218	76 %	$ 28,724	$ 29,962	77 %
Equity securities	992	823	2 %	1,135	1,171	3 %
Limited partnerships:						
Private equity	1,129	1,129	3 %	1,181	1,181	3 %
Real assets	436	431	1 %	339	340	1 %
Credit	867	867	2 %	829	829	2 %
Limited partnerships	2,432	2,427	6 %	2,349	2,350	6 %
Commercial mortgage loans	2,406	2,083	5 %	2,168	2,265	6 %
Residential mortgage loans	2,148	1,892	5 %	1,581	1,549	4 %
Other (primarily derivatives and company owned life insurance)	1,137	809	2 %	971	1,305	3 %
Short term investments	1,556	1,556	4 %	373	373	1 %
Total investments (a)	$ 46,394	$ 40,808	100 %	$ 37,301	$ 38,975	100 %

(a) Asset duration of 4.9 years and 6.4 years vs. liability duration of 5.1 years and 7.1 years for the periods ending December 31, 2022 and December 31, 2021, respectively.

16

Credit Quality of Fixed Maturity Securities December 31, 2022 NAIC Designation Fair Value Percent 1 $ 19,234 61% 2 10,250 33% 3 1,419 5% 4 220 1% 5 39 — % 6 56 — % $ 31,218 100 % December 31, 2022 Rating Agency Rating Fair Value Percent AAA $ 1,358 4 % AA 2,297 7 % A 8,076 26 % BBB 8,158 26 % Not rated 9,529 31 % Total investment grade 29,418 94 % BB 986 3 % B and below 236 1 % Not rated 578 2 % Total below investment grade 1,800 6% $ 31,218 100 % Top 5 Reinsurers December 31, 2022 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable (a) AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 3,121 A- — — — Wilton Re 1,231 A+ — A — Somerset Reinsurance Ltd 570 A- BBB+ — — London Life Reinsurance Co. 100 A+ — — — Security Life of Denver 93 — A- A- baa1 (a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 17

Shareholder Information NYSE: FG Common Stock Information High Low Close 2022 (Unaudited) Fourth Quarter - period from 12/1/2022 to 12/30/2022 (a) $ 22.12 $ 17.34 $ 20.01 (a) For IRS Form 8937, see "Tax Basis Information for F&G Distribution to FNF Shareholders" dated December 1, 2022 available at www.investor.fnf.com/investor-relations. Quarterly Cash Dividend History Ex-Dividend Date Record Date Payable Date Amount per Share 2023 (Unaudited) First Quarter - Inaugural Dividend (b) 1/13/2023 1/17/2023 1/31/2023 $ 0.20 (b) F&G will announce the record date and payment date for each future dividend following completion of the relevant fiscal quarter and expects future dividends to be paid in the third month of each subsequent quarter. Corporate Headquarters: Research Analyst Coverage: F&G Annuities & Life, Inc. John Campbell 801 Grand Avenue Stephens, Inc. Suite 2600 (501) 377-6362 Des Moines, IA 50309 john.campbell@stephens.com Investor Contact: Mark DeVries Lisa Foxworthy-Parker Barclays Capital Inc. SVP, Investor & External Relations (212) 526-9484 Investor.relations@fglife.com mark.devries@barclays.com (515) 330-3307 Andrew Kligerman Transfer Agent: Credit Suisse Continental Stock Transfer & Trust Company (212) 325-5069 1 State Street, 30th Floor andrew.kligerman@credit-suisse.com New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 18

Non-GAAP Financial Measures Definitions The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effect of changes in fair value of the reinsurance related embedded derivative; (ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (“VODA”)) recognized as a result of acquisition activities; (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years. (vi) Amortization of actuarial intangibles and SOP 03-1 reserve offset: The intangibles amortization and SOP 03-1 change offsets related to the above mentioned adjustments; and (vii) Income taxes: the income tax impact related to the above mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Net Earnings per Common Share Adjusted net earnings per common share is calculated as adjusted net earnings divided by the weighted-average common shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings per Diluted Share Adjusted net earnings per diluted share is calculated as adjusted net earnings divided by the weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 19

Non-GAAP Financial Measures Definitions (continued) Adjusted Return on Assets Adjusted return on assets is calculated by dividing annualized adjusted net earnings by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Equity excluding AOCI Adjusted return on average equity is calculated by dividing annualized adjusted earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings (loss). Assets Under Management (AUM) AUM uses the following components: (i) total invested assets at amortized cost, excluding derivatives, net of reinsurance qualifying for risk transfer in accordance with GAAP; (ii) related party loans and investments; (iii) accrued investment income; (iv) the net payable/receivable for the purchase/sale of investments; and (v) cash and cash equivalents excluding derivative collateral at the end of the period Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment. Book Value per Share excluding AOCI Book value per share excluding AOCI is calculated as total equity (or total equity excluding AOCI) divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 20

Non-GAAP Financial Measures Definitions (continued) Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e. contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization excluding AOCI Total Capitalization excluding AOCI is based on Total Equity and the total aggregate principal amount of debt and Total Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Total Debt-to-Capitalization excluding AOCI Debt-to-capital ratio excluding AOCI is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity excluding AOCI Total Equity excluding AOCI is based on Total Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on Total Equity. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2022 (All periods are unaudited) 21